Exhibit 13.1

CERTIFICATION OF OLIVER FRIESEN, CHIEF EXECUTIVE OFFICER OF Guardian Metal Resources PLC, AND Jacob Daniel Mather, CHIEF FINANCIAL OFFICER OF Guardian Metal Resources PLC, PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Guardian Metal Resources PLC (the “Company”) on Form 20-F for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 17, 2026

By:	/s/ Oliver Friesen	By:	/s/ Jacob Daniel Mather
	Name: Oliver Friesen		Name: Jacob Daniel Mather
	Title: Chief Executive Officer		Title: Chief Financial Officer